                                                                    EXHIBIT 99.1

        CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
   CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                  JANUARY 2002



                                                                 Ending Balance
                                                                    1/31/02
                                                               -----------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                       14,032,805
     Accounts receivable                                                925,361
     Inventories
                                                                              -
     Prepaid expenses and other current assets                          552,284
                                                               -----------------
               Total current assets                                  15,510,450

Net property, plant and equipment                                       487,725

Other assets                                                          7,776,563
                                                               -----------------
                                                                     23,774,738

                                                               =================



LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                          0
     Current portion long-term debt                                  74,265,000
     Accounts payable                                                34,999,532
     Accrued expenses                                                16,490,878
     Income taxes payable
                                                                      6,498,044

                                                               -----------------
          Total current liabilities                                 132,253,454

Current assets in excess of reorganization value                     21,815,157


Stockholders' equity (deficiency):
     Common stock                                                    17,553,048
     Additional paid in capital                                       4,436,788
     Unearned compensation                                             (100,971)
     Retained deficit                                              (151,704,302)
     Cumulative currency translation adjustment                        (478,436)
                                                               -----------------
           Total stockholders' equity (deficiency)                 (130,293,873)
                                                               -----------------
                                                                     23,774,738
                                                               =================

       CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                  JANUARY 2002





                                                   ---------------------------------------------
                                                                                   13 Months
                                                    Month of Jan. 2002           Jan `01-Jan -02
                                                   ---------------------------------------------
Net revenue                                                                          65,869,367
Cost of sales                                                                        51,968,750
                                                   ---------------------------------------------
Gross profit                                                           -             13,900,617

Selling, general and administrative expenses                     418,097             19,207,297
Royalty income                                                         -              5,478,479
Restructuring and other unusual charges                                               4,032,680
                                                                  46,391
                                                   ---------------------------------------------

Earnings from operations                                       (464,488)            (3,860,881)

Interest expense                                                 408,712             14,520,332
Other (income) expense, net                                       79,660           (27,893,097)
                                                   ---------------------------------------------

Net income before income tax                                   (952,860)              9,511,884

Income tax expense                                                     -                992,535
                                                   ---------------------------------------------

Net income                                                     (952,860)              8,519,349
                                                   =============================================

CVEO Corporation f/k/a Converse Inc.
Schedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                             ------------------------------------------
                                             Prior Month   Actual            Total
                                             Cumulative    1/1/02-1/31/02    Cumulative
CASH RECEIPTS:
Domestic Accounts                                 33,502                        33,502
Outlet Stores                                      4,740                         4,740
Int'l Distributors                                15,747                        15,747
Royalty Receipts                                   3,989                         3,989
Auction Fixed Assets                                 901                           901
Interest Receipts                                    350              23           373
Other Receipts                                     2,058             129         2,187

   TOTAL RECEIPTS                                 61,287             152        61,439

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                     389                           389
   Duties/Customs                                  2,124                         2,124
   Other Disbursements                             9,647             170         9,817
   Traffic                                         1,321                         1,321
   Advertising/Mktg                                  384                           384
   Player Contracts                                  101                           101
   Rent                                              778                           778
   Capital Expenditures                                -                             -
   Float Adjustment                                                                  -
                                                                                     -
Total Accounts Payable                            14,744             170        14,914
                                                                                     -
Foreign Fnshd Gds-L/C                             19,453                        19,453
Payroll/Benefits                                  10,954             235        11,189
Tax Payments                                       3,947                         3,947
Japan                                                132                           132
Singapore                                            219                           219
Other                                              2,858                         2,858
Restructuring Fees                                 4,321             242         4,563

   TOTAL CASH DISBURSEMENTS                       56,628             647        57,275
---------------------------------------------------------------------------------------
NET CASH REC/DSB BEFORE BA FIN                     4,659            (495)        4,164
---------------------------------------------------------------------------------------

ADD  BA FINANCING                                 16,212                        16,212
LESS BA MATURITY                                  26,912                        26,912

---------------------------------------------------------------------------------------
NET CASH REC/DSB                                  (6,041)          (495)        (6,536)
---------------------------------------------------------------------------------------

Proceeds Sale of Assets                           93,750                        93,750

                                                    (566)                         (566)
INTEREST/FEES;
   BANKS                                           1,685                         1,685
   NOTEHOLDERS                                     1,965                         1,965
   CONVERTIBLE NOTES                                                                 -
   DIP FEE                                           643                           643
                                                                                     -
BT Loan Payoff                                    37,039                        37,039
Secured Notes Payoff                              29,713                        29,713
REVOLVER BALANCE                                       -                             -
NET CASH ACTIVITY                                 18,426          (495)         17,931
LETTERS OF CREDIT
          ADD:                                     9,686                         9,686
          SUBTRACT:                               19,450                        19,450
TOTAL L/C                                         (3,710)                       (3,710)

BA REFINANCING
          ADD:                                    16,212                        16,212
          SUBTRACT:                               53,348                        53,348
TOTAL B/A REFINANCING                                  -                             -

STANDBY L/C                                          919                           919

TOTAL LINE UTILIS./CASH BALANCE                   13,797         13,302         13,302
                                             ------------------------------------------